CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS [Abstract]
Trade receivables, allowances for doubtful accounts	$ 415	$ 395
Related party loan	$ 777
Ordinary Shares, par value per share	$ 0.20	$ 0.20
Ordinary Shares, shares authorized	9,997,670	9,997,670
Ordinary Shares, shares issued	6,480,623	6,446,541
Ordinary Shares, shares outstanding	6,449,780	6,415,698